Investor Presentation October 2013 (revised 10.22.13) Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for
the fiscal year ended April 26, 2013. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.
It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.
Please refer to the Company’s June 3, 2009, and June 5, 2013, Form 8-K filings for details and reconciliations concerning these adjustments.
Non-GAAP Financial Measures

GROWING OUR REGIONAL BRANDS  INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q1
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
560 Restaurants
19 States
As of 7/26/13
190
60
16
21
3
51
31
38
8
3
7
28 23
3
17
7
4
48
REMODELS
FY’14E    228
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
“Discover farm-fresh goodness”
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico
“Come see what’s cooking”
Bob Evans
Bob Evans/Owens
Bob Evans Growth Markets
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 560 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.

BOB EVANS RESTAURANTS 5 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BEF FOODS, INC.

Bob Evans is Well-Positioned to Capture Both Grocery and Restaurant Consumption 6 Percent Dollars Spent Over Time Source: IFMA Forecast & Outlook ‘82-’11 Technomic ‘12

Our Shareholder Value Creation Goal: 8 to 12 percent* annual long-term EPS growth 7 * assumes constant share count

A Track Record of Balanced Capital Allocation 8 Fiscal 2008-2012 Fiscal 2013 Dividends $52M $52M $30M $30M Share Repurchases $124M $124M Acquisition CapEx $63M $63M

($ millions)
Share Repurchases
Capital Expenditures 2
Transforming our Company and
Rewarding Shareholders
1
For additional details concerning FY 2014 guidance, see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.
2
Note: excludes Mimi’s Café.
1

10 ($ millions) Investing Efficiently with Prudent Debt Management Net Debt Capital Expenditures 1 1 Note: excludes Mimi’s Café.

Evolution of our Capital Allocation Strategy

After significant capital investment in fiscal 2014
($175-$200M), we expect to:
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
foods acquisitions
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
increase free cash flow for share repurchase and
dividend programs

Evaluation of Debt Financing Alternatives
Revolving
Credit Facility
Incremental
Term Debt
Secured
Financing
Unsecured
Bonds
Sale
Leaseback
Minimally
restrictive
Highly
restrictive
Low
cost
High
cost

Annual Dividend has Doubled Since FY 2009 13

Mimi’s Café Divestiture Improves Adjusted
Operating Margin Profile
FY 2004 (pre-Mimi’s) FY 2013 FY 2014 Guidance
1
FY 2013 adjusted operating margin is a non-GAAP measure and includes $149.5 million of non-GAAP adjustments comprised of $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
2
For additional details concerning FY 2014 guidance, see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.

1
2

Key Components of 8-12%* Long Term Annual
Adjusted EPS Growth Guidance

3.0% to 3.5%
up to 10 new restaurants
annually beginning FY 2015
workforce management
food cost optimization
menu management
FFR 2.0
plant optimization
implement Lean
manufacturing w/side dish
production
transformational systems
upgrades
ERP implementation
S, G & A optimization
refinancing/interest reduction
6.0% to 7.0%
refrigerated side dish and
food service products to
drive growth
Avg. Annual Net
Sales Growth:
Margin Innovation:
(300-350 basis point
improvement)
* assumes constant share count

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8
16
Impact
to P&L
($ millions)
$0.0
* Includes incremental repair and maintenance expense associated with remodel construction.

1 FY 2009, FY 2012, and FY 2013 adjusted operating income are non-GAAP measures and include non-GAAP adjustments of  $0.4 million, ($0.8) million and $168.3 million, respectively. For additional detail concerning these adjustments, see registrant’s June 3, 2009, and June 5, 2013, Form 8-K filings. For additional details concerning FY 2014 guidance,  see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.
BEF Foods Transformations Offset
$20-$25 Million Estimated Impact in Fiscal 2014
17
Adjusted Operating Income ($ millions)
Adjusted Operating Income ($ millions)1
1
FY 12
No Mitigation
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
Avg
Sow
Cost
$44.93 $61.58 $53.87 $65-$70

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%
Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
Categorization of cost savings initiatives
reflects company estimates.
Improvement
40bps
240bps
280bps

FY 2018E
1
FY 2013 adjusted operating margin is a non-GAAP measure and includes $149.5 million of non-GAAP adjustments comprised of $5.1 million, $168.3 million, and -$23.9 million, for Bob Evans Restaurants, BEF Foods, and Mimi’s Café, respectively.
2
For additional details concerning FY 2014 guidance, see the Company’s 1Q Fiscal 2014 earnings release dated August 19, 2013.
FY 2013
BER BEF Consol
Mimi’s
8.2%
8.8%
1
6.6%
-2.3%
19
FY 2014 Guidance
1
7.8-8.3%
8.5-9.0%
8.0-8.5%
Transformations Drive Estimated Five Year 300-350
Adjusted Operating Margin Basis Point Improvement
1
2

Business Segments (FY 2013) 20 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13)

21 “Come see what’s cooking ” 560 restaurants in 19 states as of 7/26/13 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013)  $981 million (74% of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (1Q FY 2014)
Breakfast
Lunch
Dinner
22
33%
36%
31%
Avg. Dine-In Guest Check/Per Guest (1Q FY 2014)  $18.11/$9.04
Average Carryout Check (1Q FY 2014)  $14.60
* Excludes Mimi’s Café segment (sold 2-15-13)

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: ‘Vital Few’ Priorities

Accelerated Farm Fresh Refresh Program
Complete by FY2014

Approximate
Approximate
%
%
of
of
Chain
Chain
Remodeled
Remodeled
by
by
Fiscal
Fiscal
Year
Year
ROI approximately 20%
SSS% outperformance
vs. non-remodeled
restaurants
(32 units)
(87 units) (195 units)
(228 units)
Average capital investment per remodeled restaurant: ~$225k

Farm Fresh Refresh:  Consistent Outperformance

31 31 50 48 85 90 119 121 159 FFR Year 1
512 477 462 423 387 341 298 224 166 Not Remodeled
Farm Fresh Refresh Outperformance vs. Non-remodeled Restaurants

Bob Evans’ Off-Premise Opportunity 26 Annual Consumption of Restaurant Meals (per capita) Source: NPD Group - 12 months ending 3/31/13

Farm Fresh Refresh: Enabling an Aggressive Off-Premise Strategy 27 Total off-premise sales to reach 25% of sales mix by fiscal 2018. Total off-premise sales to reach 25% of sales mix by fiscal 2018.

Off-Premise Sales Layers 28 FY 2013 Growth / Mix 30.5% / 1.4% BAKERY CATERING FY 2013 Growth / Mix 20.4% / 0.5% CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1%

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %
+8.6% +8.6%
+5.3% +5.3%
+8.5% +8.5%
+3.9% +3.9%
+0.6% +0.6%
+15.4% +15.4%
+12.9% +12.9%
+7.9% +7.9%
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
Catering/Carryout
Bakery
Family Meals to Go

BER Bakery: A Sales Layer with $75M+ Potential 30 Incorporating a variety of elements to achieve estimated weekly bakery sales of $2,500 per restaurant by FY 2018.

$5 Platform: A Sales Layer with $40M+ Potential 31 Making Bob Evans a destination for home meal replacement.

Dine-In Value Sales Layers

DINNER
3-Course Dinners
currently drive
~$70 million / 7.2%
of annual revenue.
LUNCH
$6.99 Lunch Combos
currently drive
~ $31 million / 3.2%
of annual revenue.
BREAKFAST
The Farmer’s Choice
Breakfast currently drives
~ $48 million / 4.9%
of annual revenue.

Beverages: A $20M+ Incremental Sales Opportunity 33 Executing a multi-faceted beverage platform to achieve 90% beverage incidence by FY 2018.

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
90
85
80
75
70
Overall Guest Satisfaction Speed of Service
90
85
80
75
70
FY10 FY11 FY12 FY13
82.7
84.4
88.0
88.4
71.7
77.9
83.0
83.1
Farm
Farm
Fresh
Fresh
Refresh
Refresh
2.0
2.0
Designed
Designed
to
to
Further
Further
Elevate
Elevate
the
the
Guest
Guest
Experience
Experience
through
through
Back
Back
of
of
the
the
House
House
Upgrades
Upgrades

New Restaurant Opening Strategy

NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS
Up to 4 new restaurants planned for FY 2014.
Up to 4 new restaurants planned for FY 2014.
Up to 10 new restaurants annually beginning FY 2015.
Up to 10 new restaurants annually beginning FY 2015.
Fort Smith, AR New Albany, IN

New Restaurant Prototype:  Finneytown, Ohio

Objectives:
Objectives:
•Accentuate Farm
•Accentuate Farm
heritage
heritage
•Leverage Farm Fresh
•Leverage Farm Fresh
Refresh program
Refresh program
insights
insights
•Reduce building cost
•Reduce building cost
through efficient design
through efficient design
•Test new “back-of-the-
•Test new “back-of-the-
house”
house”
technologies
technologies
and layouts
and layouts
Opened
Opened
September 30, 2013
September 30, 2013

Bob Evans Express Licensing Opportunity
•
Partnering with AVI Food
Systems, Inc.
•
Increases brand
awareness in existing and
new geographies and new
venues
•
Popular favorites covering
all day parts
•
High quality menu to
ensure serving guests in a
quick manner
37
First location, BMW USA
manufacturing plant in Spartanburg,
SC, opened August 19, 2013

Mobile Site
38,484
~100% increase
Driving Sales Across Multiple Digital Platforms
FY14 – Q1 Digital
BOBEVANS.COM BOBEVANS.COM
2,303,152 Visits  +10%  2,303,152 Visits  +10%
Email Database
923,271 Subscribers
+73,271 email names
Online Ordering
105,292 Orders
~15% increase
YouTube Channel YouTube Channel
331,217 Video Views 331,217 Video Views

Social Media: A Key Component of Our Digital Strategy FY14 – Q1 Digital 39 Instagram 149 followers / +58 Twitter Twitter 8,954 Followers / + 754 8,954 Followers / + 754 Yammer Internal Sales Blog

40 “Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states, Ontario and Mexico
Side
Dishes
Other 3%
Frozen 5%
Food
Service
(5% insourced*)
Retail Sausage
29%
24%
39%
FY 2013 Sales Mix (pounds)
Side
Dishes
Other
Frozen
Retail
Sausage
14%
36%
29%
FY 2009 Sales Mix (pounds)
Food Service
(1% insourced*)
14%
7%
sausage mix (% of total sales):  43%
sausage mix (% of total sales):  30%
Net Sales (FY’13) $349 million
26% of total (excluding Mimi’s Café
Segment)
*Note:  Insourced sales data reflects sales to Bob Evans Restaurants only (Mimi’s Café excluded).

FY 2014: Vital Few Priorities

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and new product innovations
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC

Number of Grocery Stores Carrying at least
one BEF Foods’ Product SKU

GOAL
Significant Growth as We Increase Number
of Items Sold (i.e. the “Top 20 Items”)
Average # of
Product SKUs
per Location
~12
~12

Drive to 40,000 – Building from a Solid Foundation 30,000 Stores and Growing! 44

Kettle Creations Plant Expansion Drives
Vertical Integration
• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
October 2013 completion

•
Adds 60,000 sq. feet to facility
•
165,000 total sq. feet after
expansion
•
Two new 57,000 sq. foot
production lines, with a third to
be added later
46
Sulphur Springs Plant Expansion Enables
Sales Growth and New Distribution
October 2013 completion
October 2013 completion

SALES AND PROFIT GROWTH STRATEGIES
Bob Evans Restaurants:
Drive top line through sales and value layers, Farm Fresh Refresh remodels, and new restaurants in core and new markets.
BEF Foods:
Invest in organic and inorganic growth opportunities to capitalize on strong returns generated by this segment.
Corporate Synergies:
Drive sales growth and brand awareness through transformational investments and cross-segment strategies, including: cross-marketing, additional in-
sourcing, and product development between Bob Evans Restaurants and BEF
Foods. Also, achieve margin improvement through implementation of Lean operating principles to drive cost innovation across the organization.
Our Initiatives are Expected to Drive 300 – 350
Basis Points of Margin Improvement by FY 2018

Growth investments must generate a blended return exceeding our 12% cost of capital.

Proactively Addressing Headwinds to Achieve
8 to 12% Long-Term Annual EPS Growth

•
Health Care Costs
•
Commodity Costs
•
ERP Implementation
•
Depreciation (from growth projects)
•
Minimum Wage Increases
•
Carryover Costs from Mimi’s Café
Divesture
Headwinds
•
Continued Supply Chain Optimization
•
Enhanced Restaurant Workforce
Management Systems
•
Continued Back-of-the-House
Optimization
•
Interest Expense Savings from Debt
Restructuring
•
BEF Foods’ Plant Consolidation
(announced  May 2012)
•
Company-wide Adoption of Lean
Management Principles
Offsets

Future Initiatives to Offset Further
Headwinds

•
New Restaurant Prototype
•
Farm Fresh Refresh “2.0” – Back-of-the-House Redesign
•
Acquisitions
Other Projects:
Other Projects:
•
Marketing Spending (Bob Evans Restaurants & BEF Foods)
•
Menu Optimization (Bob Evans Restaurants)
•
Trade Spending (BEF Foods)
•
SKU Rationalization (BEF Foods)
Optimization Projects Enabled by ERP:

50 FY 2014 Outlook

FY 2014 Outlook

$2.60 to $2.67
Earnings Per Share:
• Same-store sales up 1.0 to 2.0 percent; net sales up 1.5 to 2.5 percent
• ~228 Farm-Fresh Refresh remodels; up to 4 new restaurants
• Commodity inflation of 3.0 to 4.0 percent
• Operating margins of 7.8 to 8.3 percent
Key Assumptions*:
• Overall net sales of $380 to $400 million
• Sales growth driven by new product introductions and distribution gains in both retail and food service channels
• Average sow costs of $65-$70 per hundredweight
• Operating margins of 8.5 to 9.0 percent
• Net sales of approximately $1.4 billion
• Depreciation and amortization of $70 to $80 million
• Net interest expense of $3.0 to $4.0 million
• Effective tax rate of approximately 31 to 33 percent
• Diluted weighted average annual share count of 27.6 million
• Capital expenditures of approximately $175 to $200 million
* For further detail concerning fiscal 2014 earnings guidance, refer to the company’s 1Q fiscal 2014 earnings release issued August 19, 2013, available at the Company’s website at http://www.bobevans.com/investors/news.aspx, or within the Company’s August 19, 2013, Form 8-K filing.

52 Appendix

New Exterior Design Restaurant Remodels 53 Original Exterior Design

Restaurant Remodels 54 New Center Entrance Original Center Entrance

Restaurant Remodels 55 New Expanded Dining Room New Counter

New Bakery Restaurant Remodels 56 New Carryout “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ®

Third Party Assessment of Farm Fresh Refresh Impact 57 Source: September 2013 Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.

BOBE Outperformance of its “Peer Group”¹
Coincides with Transformational Investments

1 ”Peer Group” defined as current ISS Peer Group comprised of the following: Domino’s Pizza, Inc; Buffalo Wild Wings; Panera Bread Company; Ruby Tuesday, Inc.; The
Cheesecake Factory, Inc.; Cracker Barrel, Inc.; DineEquity, Inc.; BJ’s Restaurants; Papa John’s International, Inc.; Sanderson Farms; Red Robin Gourmet Burgers, Inc. Return
data reflects the CAGR of each time horizon.
2 The selection of the companies in the above referenced peer group by Institutional Shareholder Services Inc. (ISS) as a representative peer group for Bob Evans Farms, Inc.
is the sole opinion of ISS alone and does not represent the opinion, forecast or prediction of Bob Evans Farms, Inc. or its management. Bob Evans Farms, Inc. does not by its reference to this ISS peer group above or by its distribution imply its endorsement of or concurrence with such peer group, information, conclusions or recommendations.

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 24% Since 2007
Share count
reduced 24%
* Does not include impact of $150 million share repurchase authorization announced 8-19-13.

History of Significant Asset Closures/Dispositions to
Drive Margin Improvement and Transformational Growth

Fiscal
Year Business Strategic
Announced Unit Action(s) Announced Rationale
2006 Bob Evans Restaurants 16 underperforming restaurants closed margin/ROIC improvement
Owens Restaurants 8 underperforming restaurants closed margin/ROIC improvement
     (Owens restaurant chain closed)
2007 Bob Evans Restaurants 18 underperforming restaurants closed margin/ROIC improvement
BEF Foods Initiates transition from direct-store-delivery to direct-ship- upgrade to the distribution model required by most large retailers warehouse distribution model (multi-year evolution of fleet and other transportation assets including the 2012
  transportation center consolidation)
2008 Bob Evans Restaurants 10 underperforming restaurants closed margin/ROIC improvement
2009 Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
2010 Bob Evans Restaurants 1 underperforming restaurant closed margin/ROIC improvement
2011 Bob Evans Restaurants 8 underperforming restaurants closed margin/ROIC improvement
Mimi’s Café 1 underperforming restaurant closed margin/ROIC improvement
BEF Foods Bidwell, Ohio (fresh sausage) production line closed plant network optimization (reduce fresh sausage over-capacity)
BEF Foods Galva, Ohio (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
2012 Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
BEF Foods Bidwell/Hillsdale Transportation Center closures transportation hubs consolidated in Springfield, Ohio
BEF Foods Springfield Distribution Center sold sold facility to best-in-class distribution co.; retained access to facility
2013 Bob Evans Restaurants 7 underperforming restaurants closed margin/ROIC improvement
Mimi’s Café Divestiture of Mimi's Café business segment focus on driving profitable growth of the Bob Evans brand
BEF Foods Bidwell, Ohio and Springfield, Ohio plant closures plant network optimization: consolidate pre-cooked/ready-to-eat estimated $7 million to $8 million annual pre-tax benefit (FY '15->)
      production at state-of-the-art Sulphur Springs, Texas plant
1H 2014 Bob Evans Restaurants 1 underperforming restaurant closed; 31 closed/excess margin/ROIC improvement restaurant properties sold
BEF Foods Richardson, Texas (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
     estimated $2 million to $2.5 million annual pre-tax benefit (FY '16->)
BEF Foods Sale of Fullerton, California prep kitchen facility plant network optimization: consolidate pre-cooked/ready-to-eat production at state-of-the-art Sulphur Springs, Texas plant

1.1 million shares beneficially owned and held
1.1 million shares beneficially owned and held
in deferred compensation plans
in deferred compensation plans
(1) (1)
by officers
by officers
and directors
and directors
Represents approximately 2x company’s share
Represents approximately 2x company’s share
ownership guidelines
ownership guidelines
Collective ownership position places
Collective ownership position places
management and the Board well within the
management and the Board well within the
“top 10”
“top 10”
of all shareholders
of all shareholders
(1) Reflects share ownership as of 9-27-13.
Management and the Board are
Aligned with Shareholders
61